Schedule A

                                      Funds


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Name of Fund
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First Trust Dow Jones Select MicroCap Index(SM) Fund
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First Trust Value Line(R) Arithmetic Index Fund
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First Trust Morningstar(R) Dividend Leaders(SM) Index Fund
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First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
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First Trust NASDAQ-100-Technology Sector Index(SM) Fund
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First Trust US IPO Index Fund
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First Trust Ibbotson Core U.S. Equity Allocation Index Fund
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First Trust AMEX(R) Biotechnology Index Fund
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First Trust DB Strategic Value Index Fund
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First Trust Dow Jones Internet Index(SM) Fund
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First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund
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First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund
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First Trust Value Line(R) Equity Allocation Index Fund
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First Trust Value Line(R) Dividend Index Fund
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First Trust S&P REIT Index Fund
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First Trust ISE-Revere Natural Gas Index Fund
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First Trust ISE Water Index Fund
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First Trust ISE Chindia Index Fund
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First Trust Value Line(R) 100 Exchange-Traded Fund
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First Trust NASDAQ(R) ABA(R) Community Bank Index Fund
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